Contingencies	6 Months Ended
Jun. 30, 2019
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Contingencies

21. Contingencies[1]

The company has contingencies for which, in the opinion of management and its legal counsel, the risk of loss is possible but not probable and therefore no provisions have been recorded. Due to their nature, such legal proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, negotiations between affected parties and governmental actions, and as a consequence AB InBev management cannot at this stage estimate the likely timing of resolution of these matters. The most significant contingencies are discussed below.

AMBEV TAX MATTERS

As of 30 June 2019, AB InBev’s material tax proceedings related to Ambev and its subsidiaries. Estimates of amounts of possible loss are as follows:

Million US dollar	30 June 2019	31 December 2018
Income tax and social contribution	10 273	9 773
Value-added and excise taxes	5 918	6 166
Other taxes	946	1 434

	17 137	17 373

The most significant tax proceedings of Ambev are discussed below.

INCOME TAX AND SOCIAL CONTRIBUTION

Foreign Earnings

Since 2005, Ambev and certain of its subsidiaries have been receiving assessments from the Brazilian Federal Tax Authorities relating to profits of its foreign subsidiaries. The cases are being challenged at both the administrative and judicial levels of the courts.

The administrative proceedings have resulted in partially favorable decisions, which are still subject to review by the administrative court. However, in the judicial proceedings, Ambev has received favorable injunctions which suspend the enforceability of the tax credit, as well as a favorable first level decision, which remains subject to review by the second-level judicial court.

As of 30 June 2019, Ambev management estimates the exposure of approximately 7.4 billion Brazilian real (1.9 billion US dollar) as a possible risk and approximately 47m Brazilian real (12m US dollar) as a probable loss.

Goodwill Inbev Holding

In December 2011, Ambev received a tax assessment related to the goodwill amortization resulting from the InBev Holding Brasil S.A. merger with Ambev. The decision rendered by the Lower Administrative Court was partially favorable to Ambev. Ambev filed a judicial proceeding to discuss the unfavorable portion of the decision and requested an injunction which was granted to Ambev to suspend enforceability. The portion of the decision favorable to Ambev will be reexamined by the Upper Administrative House.

In June 2016, Ambev received a new tax assessment charging the remaining value of the goodwill amortization and filed a defense. In March 2017, Ambev was notified of a partially favorable first level administrative decision and filed an appeal to the Lower Administrative Court. In May 2018, Ambev received a partially favorable decision at the Lower Administrative Court. In May 2019, Ambev filed a Special Appeal for analysis of the case by the Upper Administrative House.

Ambev management estimates possible losses in relation to these assessments to be approximately 9.4 billion Brazilian real (2.5 billion US dollar) as of 30 June 2019. In the event Ambev is required to pay these amounts, AB InBev will reimburse the amount proportional to the benefit received by AB InBev pursuant to the merger protocol as well as the related costs.

[1]	Amounts have been converted to US dollar at the closing rate of the respective period.

Goodwill Beverage Associate Holding (BAH)

In October 2013, Ambev received a tax assessment related to the goodwill amortization resulting from the merger of Beverage Associates Holding Limited (“BAH”) into Ambev. The decision from the first level administrative Court was unfavorable to Ambev. Ambev filed an appeal to the Lower Administrative Court against the decision. In November 2018, Ambev received a partially favorable decision at the Lower Administrative Court. In April 2019, Ambev was notified of the decision and filed a motion for clarification and submitted counterarguments responding to the special appeal filed by the tax authorities.

In April and August 2018, Ambev received new tax assessments charging the remaining value of the goodwill amortization and filed defenses. In April 2019, the First Administrative Court rendered unfavorable decisions to Ambev. As a result, thereof, Ambev appealed to the Lower Administrative Court.

Ambev management estimates the amount of possible losses in relation to this assessment to be approximately 2.2 billion Brazilian real (0.6 billion US dollar) as of 30 June 2019. Ambev has not recorded any provision in connection therewith.

Goodwill CND Holdings

In November 2017, Ambev received a tax assessment related to the goodwill amortization resulting from the merger of CND Holdings into Ambev. The decision from the first-level administrative court was unfavorable to Ambev. Ambev filed an appeal to the Lower Administrative Court which is currently pending analysis. Ambev management estimates the amount of possible losses in relation to this assessment to be approximately 1.1 billion Brazilian real (0.3 billion US dollar) as of 30 June 2019. Ambev has not recorded any provision in connection therewith.

Tax Loss Offset

Ambev and certain of its subsidiaries received a number of assessments from the Brazilian federal tax authorities relating to the offset of tax losses carry forward in the context of business combinations.

In February 2016, the Administrative Upper House ruled unfavorably to Ambev in two cases. Ambev filed judicial proceedings to discuss the matter. In September 2016, Ambev received a favorable first level decision in one of the judicial claims, and in March 2017 – an unfavorable first-level decision in the other case. Both cases are now awaiting analysis by the second-level judicial court.

Ambev management estimates the total exposures of possible loss in relation to these assessments to be approximately 0.5 billion Brazilian real (0.1 billion US dollar) as of 30 June 2019.

Disallowance of financial expenses

In 2015 and 2016, Ambev received tax assessments related to the disallowance of alleged non-deductible expenses and the deduction of certain losses mainly associated to financial investments and loans. Ambev presented defenses which are pending review by the first-level administrative court.

Ambev management estimates the amount of possible loss in relation to those assessments to be approximately 4.7 billion Brazilian real (1.2 billion US dollar) as of 30 June 2019. Ambev has not recorded any provision in connection with these assessments.

Disallowance of tax paid abroad

Since 2014, Ambev has been receiving tax assessments from the Brazilian Federal Tax Authorities related to the disallowance of deductions associated with alleged unproven taxes paid abroad of its subsidiaries and has been filing defenses. The cases are being challenged at the administrative level and they are still waiting final decisions. In September 2017, Ambev decided to include part of these tax assessments in the Brazilian Federal Tax Regularization Program of the Provisional Measure No 783.

As of 30 June 2019, Ambev management estimates the exposure of approximately 10.1 billion Brazilian real (2.6 billion US dollar) as a possible risk, and accordingly has not recorded a provision for such amount.

Presumed Profit

In April 2016, Arosuco (a subsidiary of Ambev) received a tax assessment regarding the use of the “presumed profit” method for the calculation of income tax and the social contribution on net profits instead of the “real profit” method. In September 2017, Arosuco received an unfavorable first level administrative decision and filed an appeal. In January 2019, the Lower Administrative Court rendered a favorable decision to Arosuco. The tax authorities filed a Special Appeal to the Administrative Upper House.

In March 2019, Ambev received a new tax assessment regarding the same subject and filed a defense. Arosuco management estimates the amount of possible losses in relation to this assessment to be approximately 1.2 billion Brazilian real (0.3 billion US dollar) as of 30 June 2019. Arosuco has not recorded any provision in connection therewith.

ICMS VALUE ADDED TAX, IPI EXCISE TAX AND TAXES ON NET SALES

Manaus Free Trade Zone - IPI

In Brazil, goods manufactured within the Manaus Free Trade Zone intended for remittance elsewhere in Brazil are exempt from IPI excise tax. Ambev’s subsidiaries have been registering IPI excise tax presumed credits upon the acquisition of exempted goods manufactured therein. Since 2009, Ambev has been receiving a number of tax assessments from the Brazilian Federal Tax Authorities relating to the disallowance of such presumed IPI excise tax credits and other IPI excise tax credits.

Over the years, Ambev has also received charges from the Brazilian Federal Tax Authorities in relation to federal taxes allegedly unduly offset with the disallowed presumed IPI excise tax credits that are under discussion in these proceedings.

In April 2019, Federal Supreme Court (STF) announced its judgment on Extraordinary Appeal No. 592.891/SP, with binding effects, deciding on the rights of taxpayers registering IPI excise tax presumed credits on acquisitions of raw materials and exempted inputs originating from the Manaus Free Trade Zone. As a result of this decision, Ambev reclassified part of the amounts related to the cases as remote losses maintaining as possible losses only issues related to other additional discussions not submitted to the analysis of the STF.

Ambev management estimates the possible loss related to these assessments to be approximately 3.1 billion Brazilian real (0.8 billion US dollar) as of 30 June 2019. Ambev has not recorded any provision in connection therewith.

IPI Suspension

In 2014 and 2015, Ambev received tax assessments from the Brazilian Federal Tax Authorities to charge the IPI excise tax supposedly due over remittances of manufactured goods to related factories. The cases are being challenged at both the administrative and judicial levels of the courts.

Ambev management estimates the possible loss related to these assessments to be approximately 1.7 billion Brazilian real (0.4 billion US dollar) as of 30 June 2019. Ambev has not recorded any provision in connection therewith.

ICMS tax credits

Ambev is currently challenging tax assessments issued by the states of São Paulo, Rio de Janeiro, Minas Gerais, among others, questioning the legality of ICMS tax credits arising from transactions with companies that have tax incentives granted by other states. The cases are being challenged at both the administrative and judicial level of the courts.

Ambev management estimates the possible losses related to these assessments to be approximately 2.0 billion Brazilian real (0.5 billion US dollar) as of 30 June 2019. Ambev has not recorded any provision in connection therewith.

ICMS-ST Unconditional Discounts

In 2013, 2014 and 2015, Ambev was assessed by the states of Pará and Piauí to charge the ICMS supposedly due with respect to unconditional discounts granted to customers. The cases are being challenged at both the administrative and judicial level of the courts. Ambev management estimates the possible loss involved in these proceedings to be approximately 0.6 billion Brazilian real (0.2 billion US dollar) as of 30 June 2019. Ambev has not recorded any provision in connection therewith.

ICMS-ST Trigger

Over the years, Ambev has received tax assessments to charge supposed ICMS differences considered due when the price of the products sold by Ambev is above the fixed price table basis established by the relevant States, cases in which the State tax authorities understand that the calculation basis should be based on a value-added percentage over the actual prices and not the fixed table price. Ambev is currently challenging those charges before the courts. The cases are being challenged at both the administrative and judicial levels of the courts.

Ambev management estimates the total possible loss related to this issue to be approximately 8.0 billion Brazilian real (2.1 billion US dollar) as of 30 June 2019. Ambev has recorded provisions in the total amount of 8m Brazilian real (2m US dollar) in relation to certain proceedings for which it considers the chances of loss to be probable due to specific procedural issues.

ICMS – PRODEPE

In 2015, Ambev received a tax assessment issued by the State of Pernambuco to charge ICMS differences due to an alleged non-compliance with the state tax incentive Agreement (“PRODEPE”) as a result of the rectification of its monthly reports. The state tax authorities understood that Ambev was not able to use the incentive due to this rectification. In 2017, Ambev had a final favorable decision in the sense that such assessment was null due to formal mistakes of the tax auditor. However, in September 2018, Ambev received a new tax assessment to discuss the same matter. There are other assessments related to this same tax incentive agreement. Ambev management estimates the possible losses related to this issue to be approximately 0.6 billion Brazilian real (0.1 billion US dollar) as of 30 June 2019. Ambev has recorded a provision in the total amount of 3m Brazilian real (1m US dollar) in relation to one proceeding it considers the chances of loss to be partially probable.

SOCIAL CONTRIBUTIONS

Since 2015 Ambev has received tax assessments issued by the Brazilian Federal Tax Authorities relating to amounts allegedly due under Integration Program / Social Security Financing Levy over bonus products granted to its customers. The cases are being challenged at both the administrative and judicial levels of the courts. In January 2019, Ambev had favorable decisions in three administrative cases at the Lower Administrative Court. The tax authorities filed a special appeal only in one of the cases while the other two were definitively canceled. Ambev also had partial favorable decisions from the first-level administrative court.

Ambev management estimates the possible loss related to these assessments to be approximately 2.3 billion Brazilian real (0.6 billion US dollar) as of 30 June 2019. No related provision has been made.

GRUPO MODELO TAX MATTERS

DIFA

Dirección de Fábricas (“DIFA”), a wholly owned subsidiary of Cervecería Modelo de Mexico S. de R.L. de C.V., received a tax assessment related to alleged taxable income for some intercompany transactions. DIFA presented defenses which are pending to be reviewed by the tax authorities. The company estimates the amount of possible loss in relation to this assessment to be approximately 0.3 billion US dollar. The company has not recorded any provision in connection therewith as of 30 June 2019.

OTHER TAX MATTERS

In February 2015, the European Commission opened an in-depth state aid investigation into the Belgian excess profit ruling system. On 11 January 2016, the European Commission adopted a negative decision finding that the Belgian excess profit ruling system constitutes an aid scheme incompatible with the internal market and ordering Belgium to recover the incompatible aid from a number of aid beneficiaries. The Belgian authorities have contacted the companies that have benefitted from the system and have advised each company of the amount of incompatible aid that is potentially subject to recovery. The European Commission decision was appealed to the European Union’s General Court by Belgium on 22 March 2016 and by AB InBev on 12 July 2016. On 14 February 2019, the European General Court concluded that the Belgian excess profit ruling system does not constitute illegal state aid. The European Commission has appealed the judgment to the European Court of Justice. AB InBev cannot at this stage estimate the final outcome of such legal proceedings. Based on the estimated exposure related to the excess profit ruling applicable to AB InBev, the different elements referred to above, as well as the possibility that taxes paid abroad and non-recognized tax loss carryforwards could eventually partly or fully offset amounts subject to recovery, if any, AB InBev has not recorded any provisions in connection therewith as of 30 June 2019.

In addition, the Belgian tax authorities have also questioned the validity and the actual application of the excess profit ruling that was issued in favor of AB InBev and have refused the actual tax exemption which it confers. Against such decision AB InBev has filed a court claim before the Brussels court of first instance which ruled in favor of AB InBev on 21 June 2019. The Belgian tax authorities can still appeal this judgment. Also, in respect of this aspect of the excess profit ruling matter, considering the company’s and its counsel assessment, as well as the position taken by the tax authorities’ mediation services, in respect of the merits of the case, AB InBev has not recorded any provisions as of 30 June 2019.

In January 2019, AB InBev deposited 68m euro (78m US dollar) on a blocked account. Depending on the final outcome of the European Court procedures on the Belgian excess profit ruling system, as well as the pending Belgian court case, this amount will either be slightly modified, or released back to the company or paid over to the Belgian State.

WARRANTS

Certain holders of warrants issued by Ambev in 1996 for exercise in 2003 proposed lawsuits to subscribe correspondent shares for an amount lower than Ambev considers as established upon the warrant issuance. In case Ambev loses the totality of these lawsuits, the issuance of 172,831,574 shares would be necessary. Ambev would receive in consideration funds that are materially lower than the current market value. This could result in a dilution of about 1% to all Ambev shareholders. Furthermore, the holders of these warrants are claiming that they should receive the dividends relative to these shares since 2003, approximately 0.9 billion Brazilian real (0.2 billion US dollar) in addition to legal fees. Ambev disputes these claims and intends to continue to vigorously defend its case. Five of the six lawsuits were ruled favorable to Ambev by the Superior Court of Justice (STJ). Two of them during the year of 2017. All of these five cases are pending final judgment by STJ’s Special Court. In November 2017, the Federal Public Prosecutor filled a motion favorable to Ambev’s position in one of the cases. Considering all of these facts, the company and its external counsels strongly believe that the chance of loss in these cases is remote.

ANTITRUST MATTERS

On 12 December 2014, a lawsuit was commenced in the Ontario Superior Court of Justice against the Liquor Control Board of Ontario, Brewers Retail Inc. (known as The Beer Store or “TBS”) and the owners of Brewers Retail Inc. (Molson Coors Canada, Molson Canada 2005, Sleeman Breweries Ltd., Labatt Breweries of Canada LP, and Labatt Brewing Company Limited). The lawsuit was brought in Canada pursuant to the OntarioClass Proceedings Act, and sought, among other things: (i) to obtain a declaration that the defendants conspired with each other to allocate markets for the supply of beer sold in Ontario since 1 June 2000; (ii) to obtain a declaration that BRI and the owners of BRI conspired to fix, increase and/or maintain prices charged to Ontario licensees (on-trade) for beer and the fees charged by TBS to other competitive brewers who wished to sell their products through TBS; and (iii) damages for unjust enrichment. As part of this third allegation, the plaintiffs alleged illegal trade practices by the owners of BRI. They sought damages not exceeding 1.4 billion Canadian dollar (1.1 billion US dollar), as well as, punitive, exemplary and aggravated damages of 5 million Canadian dollar (4 million US dollar) and various declarations of legislative invalidity. On March 15, 2018, the Ontario Superior Court of Justice granted summary judgment and dismissed the class’s claims. On April 17, 2019, the Ontario Court of Appeal dismissed the plaintiffs’ appeal of that decision. The time for the plaintiffs to seek leave to appeal to the Supreme Court of Canada has now expired.

In 2016, the European Commission announced an investigation into alleged abuse of a dominant position by AB InBev in Belgium through certain practices aimed at restricting trade from other European Union member states to Belgium. In connection with these ongoing proceedings, AB InBev made a provision of 230m US dollar. The European Commission issued its final decision, imposing a fine of 225m US dollar, on 13 May 2019.

UNITED STATES CLASS ACTION SUIT

On 21 June 2019, a proposed class action was filed in the United States District Court for the Southern District of New York against AB InBev and three of its officers. The complaint alleges claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder on behalf of a proposed class of purchasers of AB InBev American Depositary Shares between 1 March 2018 and 24 October 2018. The plaintiff alleges that defendants misstated or omitted material facts regarding, among other things, AB InBev’s financial condition, its dividend policy and the effectiveness of its disclosure controls and procedures. The complaint seeks unspecified compensatory damages and reimbursement for litigation expenses. The company has not recorded any provision.